ACQUISITIONS AND CHANGE IN INTEREST ON MINERAL PROPERTIES	12 Months Ended
Dec. 31, 2017
Business Combinations 1 [Abstract]
ACQUISITIONS AND CHANGE IN INTEREST ON MINERAL PROPERTIES
ACQUISITIONS AND CHANGE IN INTEREST ON MINERAL PROPERTIES

a)Puna Operations Joint Venture

On March 31, 2017, we exercised our option on the Chinchillas project and on May 31, 2017 formed a jointly owned company with Golden Arrow Resources Corporation ("Golden Arrow") called Puna Operations Inc. ("Puna Operations") for the development of the property. The jointly owned company, holding the Pirquitas and Chinchillas properties, is owned 75% by SSR Mining and we are the operator. This transaction is expected to extend the Puna Operations operating life by approximately eight years.

Under the terms of the arrangement we paid the option exercise payment to Golden Arrow of $12,972,000, net of cash acquired.

At May 31, 2017 we recognized an asset of $28,839,000 representing the fair value of the Chinchillas mineral property acquired. In addition, we recognized a non-controlling interest of $18,573,000. As we retain control of Puna Operations, the difference between the carrying value of the assets acquired and liabilities assumed and the non-controlling interest, was recognized in equity attributable to our shareholders; this totaled $1,342,000.

b)Acquisition of Seabee Gold Operation

On May 31, 2016, we completed the acquisition of Claude Resources and its Seabee Gold Operation, an underground operating gold mine in Saskatchewan, Canada for a total purchase price of $329,402,000. The acquisition of Claude Resources is consistent with our strategic goal of adding operating mines in well-established, low risk mining jurisdictions. The purchase price for the acquisition of all of the issued and outstanding shares of Claude Resources consisted of 0.185 of a SSR Mining common share plus C$0.001 in cash for each common share of Claude Resources, and we also assumed all of the outstanding options of Claude Resources and the holders of those options received the right to acquire our common shares.

The acquisition was a business combination and has been accounted for in accordance with the measurement and recognition provisions of IFRS 3. IFRS 3 requires that the purchase consideration be allocated to the assets acquired and liabilities assumed in a business combination based upon their estimated fair values at the date of acquisition.

The purchase price was allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition. Fair values were determined based on third party appraisals, discounted cash flow models, and quoted market prices, as deemed appropriate. Acquisition costs, in the form of advisory, legal and other professional fees, associated with the transaction to acquire Claude Resources of $4,757,000 were expensed as incurred during the year ended December 31, 2016.

Upon the acquisition of Claude Resources, we recognized goodwill of $49,786,000. This goodwill was calculated as the difference between the fair value of the consideration issued for the acquisition of Claude Resources and the fair value of all assets and liabilities acquired. The goodwill arose primarily as a result of the increase in our share price from the date of announcing the acquisition of Claude Resources (C$7.89 per share) to the completion of the acquisition (C$11.35 per share). Goodwill relates to tax synergies and deferred income tax liabilities on the transaction. We are required to record a deferred tax liability for the difference between the assigned values and the tax bases of assets acquired and liabilities assumed. None of the goodwill is deductible for tax purposes.

We performed the annual goodwill impairment test at December 31, 2017. For the purposes of the goodwill impairment test, the recoverable amount of the Seabee Gold Operation, which is considered to be the CGU, has been determined using a FVLCTD calculation, which exceeded VIU. The valuation was based on cash flow projections, which incorporate our estimates of forecast metal prices, foreign exchange rates, production based on current estimates of recoverable Mineral Reserves and Mineral Resources, future exploration potential, future operating costs and capital expenditures and the recoverable value of plant and equipment. Projected cash flows under the FVLCTD model are after-tax and discounted using an estimated weighted average cost of capital of a

3.	ACQUISITIONS AND CHANGE IN INTEREST ON MINERAL PROPERTIES (Continued)

market participant adjusted for asset specific risks. Commodity prices are our estimates of the views of market participants, including a long-term gold price of $1,300 per ounce and the long-term foreign exchange rate of CAD/USD 0.8000 . The post-tax real discount rates adjusted for asset specific risks used for the impairment assessments was 7.0%. The calculated recoverable amount of the CGU exceeded the carrying value at December 31, 2017, and therefore no impairment charge has been recorded.

The following table shows the allocation of the purchase price to assets acquired and liabilities assumed, based on estimates of fair value, including a summary of the identifiable classes of consideration transferred, and amounts by category of assets acquired and liabilities assumed at the acquisition date:

$
37,394,000 common shares issued (1)	325,202
809,286 stock options assumed (2)	4,045
Share exchange cash payment of C$0.001 per Claude Resources share	155
Consideration	329,402

Cash and cash equivalents	16,908
Trade and other receivables	814
Marketable securities	351
Inventory	34,801
Property, plant and equipment
Plant and equipment	52,318
Mineral properties subject to depreciation	62,229
Mineral properties not yet subject to depreciation	128,100
Exploration and evaluation assets	88,734
Goodwill	49,786
Trade and other payables	(4,657)
Debt	(13,707)
Close-down and restoration provisions	(5,464)
Deferred income tax liabilities	(80,811)
Net identifiable assets acquired	329,402

(1)	The common shares were valued at the closing price of our shares on the Toronto Stock Exchange on May 30, 2016 (C$11.35), converted to U.S. dollars at the rate of CAD/USD 0.7662.

(2)
The fair value of options assumed were calculated using a Black-Scholes option pricing model. The weighted average option valuations were based on an expected option life of 1.6 years, a risk free interest rate of 0.6%, a dividend yield of nil, volatility of 60.6% and share price of C$11.35, converted to U.S. dollars at the rate of 0.7662. The options had exercise prices ranging from C$1.70 to C$12.86 and expiry dates ranging from September 1, 2016 to November 24, 2022.

If the Seabee Gold Operation had been consolidated into our operations from January 1, 2016, our consolidated revenue for 2016 would have been approximately $522,452,000 and our consolidated net income for 2016 would have been $64,644,000.